UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101) SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

INTEL CORPORATION (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INTEL CORPORATION
ATTN: INVESTOR RELATIONS
2200 MISSION COLLEGE BLVD.
SANTA CLARA, CA 95054

Your **Vote** Counts!

INTEL CORPORATION

2023 Annual Stockholders' Meeting
Vote by May 10, 2023 11:59 PM ET.
For shares held in a Plan, vote by May 8, 2023 11:59 PM ET.

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You invested in INTEL CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholders' meeting to be held on May 11, 2023.**

Get informed before you vote

View the Notice of 2023 Annual Stockholders' Meeting and Proxy Statement and the 2022 Annual Report on Form 10-K online OR you can receive a free paper or email copy of proxy materials by requesting prior to April 27, 2023. If you would like to request a paper or email copy of the proxy materials or materials for future stockholders' meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 11, 2023
9:00 a.m. PT

Virtually at:
www.virtualshareholdermeeting.com/Intel23

*The company will be hosting the meeting live via the Internet this year at the following website address: www.virtualshareholdermeeting.com/Intel23. Please check the proxy materials for instructions on how to access the meeting.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Patrick P. Gelsinger	For
1b.	James J. Goetz	For
1c.	Andrea J. Goldsmith	For
1d.	Alyssa H. Henry	For
1e.	Omar Ishrak	For
1f.	Risa Lavizzo-Mourey	For
1g.	Tsu-Jae King Liu	For
1h.	Barbara G. Novick	For
1i.	Gregory D. Smith	For
1j.	Lip-Bu Tan	For
1k.	Dion J. Weisler	For
1l.	Frank D. Yeary	For
2.	Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2023.	For
3.	Advisory vote to approve executive compensation of our named executive officers.	For
4.	Approval of amendment and restatement of the 2006 Equity Incentive Plan.	For
5.	Advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers.	1 Year
6.	Stockholder proposal requesting an executive stock retention period policy and reporting, if properly presented at the meeting.	Against
7.	Stockholder proposal requesting commission and publication of a third party review of Intel's China business ESG congruence, if properly presented at the meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

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Intel’s 2023 Annual Stockholders’ Meeting
This week, Intel published its 2022 Annual Report and 2023 Proxy Statement in preparation for the company’s 2023 Annual Stockholders’ Meeting.

Each year, Intel holds a formal annual meeting to elect the board of directors and to vote on other proposals that may have a significant impact on the value of your shares. A proxy statement is sent to stockholders in advance of the meeting with details on each proposal and information on how to vote.

You can visit intc.com/news-events/annual-stockholders-meeting to access both the Proxy Statement and the Annual Report.
Who votes and a summary of the proxy proposals
All Intel employee stockholders as of March 17, 2023 have the right to vote on proposals outlined in the proxy before the stockholders’ meeting. We encourage you to vote your shares!
This year’s proposals are:
1.Elect the 12 nominees to the Board of Directors named in the proxy statement (See Proxy Statement page 24 for details. Intel’s Board recommends a vote “FOR” each nominee).
2.Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2023 (See Proxy Statement page 62 for details. Intel’s Board recommends a vote “FOR”).
3.Advisory vote to approve executive compensation of our named executive officers (See Proxy Statement page 67 for details. Intel’s Board recommends a vote “FOR”).
4.Approval of amendment and restatement of the 2006 Equity Incentive Plan (See Proxy Statement page 116 for details. Intel’s Board recommends a vote “FOR”).
5.Advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers (See Proxy Statement page 126 for details. Intel’s Board recommends a vote of “1 YEAR”).
6.Stockholder proposal requesting an executive stock retention period policy and reporting, if properly presented at the meeting (See Proxy Statement page 127 for details. Intel’s Board recommends a vote “AGAINST.”)
7.Stockholder proposal requesting a commission and publication of a third party review of Intel’s China business ESG congruence, if properly presented at the meeting (See Proxy Statement page 130 for details. Intel’s Board recommends a vote “AGAINST”).
Voting process and attending the stockholders’ meeting
All stockholders will receive the 2023 Proxy Statement, 2022 Annual Report, and instructions on the voting process via email or U.S. mail from Broadridge, Intel’s proxy mailing agent. This information will outline the voting deadlines and explain how to submit your votes.
This year’s annual meeting will be hosted virtually on May 11th at 9:00 a.m. PT via the internet at www.virtualshareholdermeeting.com/Intel23.
Note, if stockholders have Intel stock in multiple accounts, voting information for each account will be sent out. Votes should be submitted for each account.

Additional information
For questions related to material in the Proxy Statement, Intel’s responses will be limited to content in the Proxy Statement itself to adhere to U.S. Securities Exchange Commission rules. The Proxy Statement is divided into the following sections:

▪Letter from Your Board Chair
▪Proxy Statement Highlights
▪Board of Directors Matters
▪Corporate Governance Matters
▪Audit & Finance Committee Matters
▪Named Executive Officer Compensation Matters
▪Additional Compensation Matters
▪Stockholder Proposals
▪Additional Meeting Information
▪Other Matters
For questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, contact Intel Investor Relations for assistance.

March 31, 2023

Vote now on Intel's 2023 Annual Stockholders' Meeting proposals
Critical voting deadlines: May 8 and May 10

You have received this message on behalf of Intel Corporation from Broadridge, Intel's proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.

2023 Annual Stockholders' Meeting Notice	Voting Recommendations

Intel’s 2023 Annual Stockholders’ Meeting will be held Thursday, May 11, 2023 at 9:00 a.m. (Pacific Time) exclusively via the Internet at: www.virtualshareholdermeeting.com/Intel23.

The meeting agenda includes: the annual election of directors, ratification of the selection of the independent registered public accounting firm, advisory vote to approve executive compensation of our named executive officers, approval of amendment and restatement of the 2006 Equity Incentive Plan, advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers, and the stockholder proposals listed to the right, if each is properly presented.

This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:
•Intel stock account at E*TRADE
•401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity Investments (U.S. only)
•Direct Stock Purchase and Dividend Reinvestment Plan accounts
•Name with Computershare (i.e., stock certificates that you hold)

Intel's Board of Directors recommends that you vote as follows:
	√	FOR: Election of the 12 director nominees named in the proxy statement.
	√	FOR: Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for 2023.
	√	FOR: Advisory vote to approve executive compensation of our named executive officers.
	√	FOR: Approval of amendment and restatement of the 2006 Equity Incentive Plan.
	√	FOR: Advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers.
	√	FOR: Advisory vote on the frequency of holding future advisory votes to approve executive compensation of our named executive officers.
	X	AGAINST: Stockholder proposal requesting an executive stock retention period policy and reporting, if properly presented at the meeting.
	X	AGAINST: Stockholder proposal requesting a commission and publication of a third party review of Intel’s China business ESG congruence, if properly presented at the meeting.

Please refer to the 2023 Proxy Statement (http://www.intc.com/news-events/annual-stockholders-meeting) for detailed information on each of the proposals and the Annual Stockholders' Meeting.

Voting instructions
Visit Proxy Login (https://www.proxyvote.com/) to vote and follow the instructions. To vote, you will need your 16 Digit Control Number noted below:
Control Number:	123456789012345

Critical voting deadlines

•If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern Time) on May 8, 2023 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential - only total results will be reported at the Annual Stockholders' Meeting or to Intel.
•The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern Time) on May 10, 2023. If you hold shares in your Intel stock account at E*TRADE, E*TRADE and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders' Meeting or to Intel.

For more information

•Participate at the Annual Stockholders' Meeting via the Internet at www.virtualshareholdermeeting.com/Intel23 and submit questions by following the instructions on the site. A Webcast of the meeting can also be replayed for one year.
•View Intel's 2022 Annual Report (http://www.intc.com/news-events/annual-stockholders-meeting).

Questions? If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, email Intel Investor Relations at investor.relations@intel.com.